UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2017

K12 Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Corporate Park Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (703) 483-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On January 4, 2017, Ms. Fredda J. Cassell, a member of the Board of Directors (the “Board”) of K12 Inc. (the “Company”), notified the Secretary of the Company by electronic transmission as permitted by Article IV, Section 5 of the Company’s By-laws, informing him of her resignation and that Ms. Cassell had no disagreements with the Company related thereto.  A copy of her notice is attached hereto as Exhibit 99.1.

Election of Director

On January 5, 2017 (the “Effective Date”), Kevin P. Chavous was appointed to the Board of the Company to fill a vacancy. There are no arrangements or understandings between Mr. Chavous and any other person pursuant to which Mr. Chavous was appointed a Director of the Company. Mr. Chavous will serve as a director of the Company until the next annual meeting of stockholders of the Company and until his successor is elected and qualified or until his death, retirement, resignation or removal.

Mr. Chavous, age 60, is an author, attorney and national education reform leader.  He previously served as a member of the Council of the District of Columbia and Chair of the Council’s Education Committee.   Additionally, Mr. Chavous is the founder and Board Chair Emeritus for Democrats for Education Reform and was previously a senior partner at SNR Denton, LLP, a multinational law firm.

Mr. Chavous will be compensated in accordance with the Company’s non-employee director compensation policy in effect from time to time.  Based on the Company’s current policy, Mr. Chavous will receive an annual award of restricted stock equivalent to $100,000 (prorated for the period between the Effective Date and December 31, 2017, based on the number of days in such period divided by 365).  Mr. Chavous will also receive, on a prorated basis, an annual cash retainer of $60,000, paid in quarterly installments at the end of each quarter.

On January 10, 2017, the Company issued a press release announcing the appointment of Mr. Chavous to the Board of Directors of the Company.  A copy of this press release is filed as Exhibit 99.2 to this current report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Electronic notice from Fredda J. Cassell

99.2	Press Release dated January 10, 2017 of K12 Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.
(Registrant)

January 10, 2017	/s/ HOWARD D. POLSKY
(Date)	Howard D. Polsky
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Electronic notice from Fredda J. Cassell

99.2	Press Release dated January 10, 2017 of K12 Inc.